UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
(Date of earliest event reported): November 22, 2005
ELECTRIC CITY CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337

(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)
1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
(Address of principal executive offices)
(847) 437-1666
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Certificate of Formation
Certificate of Formation
Common Stock Warrant
Registration rights Agreement
Securities Purchase Agreement
Convertible Term Note
Master Security Agreement
Subsidiary Guarantee
Limited Liability Company Agreement
Limited Liability Company Agreement
Bill of Sale and Debt Guaranty Agreement
Stock Pledge Agreement

Explanatory Note
This current report on Form 8-K/A is being filed to include exhibit D (the Escrow Agreement) to Exhibit 10.1 (the Securities Purchase Agreement ) that were inadvertently left out of the original Form 8-K, which was filed on November 30, 2005. The Escrow Agreement we actually signed is identical to the Escrow Agreement contained in exhibit D to Exhibit 10.1. We are also replacing the Form of Warrant contained in Exhibit 4.1 with a copy of the actual warrant that was issued on November 22, 2005.
Item 1.01 Entry into a Material Definitive Agreement

On November 22, 2005 Electric City Corp. (“Electric City” or the “Company”) and Laurus Master Fund, Ltd. (“Laurus”) entered into a Securities Purchase Agreement providing for a $5 million convertible term loan to be used to fund the Company’s Virtual Negawatt Power Plans (“VNPP”), Shared Savings Programs and for general corporate purposes. In connection with such Securities Purchase Agreement, the Company executed and delivered to Laurus a Convertible Term Note, a Stock Pledge Agreement, a common stock warrant and a Registration Rights Agreement. The Company and its subsidiaries also executed a Master Security Agreement and the Subsidiaries executed a Subsidiary Guaranty of the Company’s obligations. The Term Loan contains the following significant terms:

Amount:	$5,000,000

Maturity:	November 22, 2009

Required Amortization:	$43,860 per month if paid in shares of Common Stock $4,737 if paid in cash, with payments beginning on September 1, 2006, and with a final payment of the remaining balance due on November 22, 2009.

Interest	Prime plus 2.0% or 6.75%, whichever is greater, payable monthly in arrears.

Conversion Prices:	Laurus may elect at anytime to convert all or any portion of the Term Note into shares of Common Stock at $1.16 per share (the “Fixed Conversion Price”)

Interest Rate Reduction:	If the shares issuable upon conversion of the Term Loan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and thereafter the market price of the Company’s Common Stock for the last five trading days of any month exceeds the Fixed Conversion Price by 25% or more, then the interest rate on the Term Loan for the succeeding calendar month shall automatically be reduced by 200 basis points for each incremental 25% increase of the market price over the Fixed Conversion Price. Thus, if the market price of the Company’s Common Stock for the last five trading days of a month exceeds the Fixed Conversion Price by 50%, then the interest rate for the next calendar month will be reduced by 400 basis points. The interest rate may not be reduced below zero by this feature.

Security:	The Term Loan is secured by a first priority lien on all of the Company’s and its subsidiaries’ assets, except for real estate, as provided in the Master Security Agreement and the Stock Pledge Agreement.
Subsidiary Guaranty	The Company’s subsidiaries have also guaranteed the Term Loan pursuant to the Subsidiary Guaranty.

Optional Payment In Stock	If the shares issuable upon conversion of the Term Loan have been registered under the Securities Act and the market price of the Company’s stock is at least $1.00 per share and no default exists, the Company may elect, with proper notice, to pay principal and/or interest with shares of its Common Stock valued at 85% of the weighted average closing price of the Common Stock for the 20 trading days immediately proceeding the date of notice.

Mandatory Conversion of Monthly Amount:	If the shares issuable upon conversion of the Term Loan have been registered under the Securities Act and the closing price of the Company’s Common Stock on the day immediately preceding the date when a monthly interest and/or principal payment is due exceeds $1.33 and no default exists, Laurus will automatically convert the amounts due into shares of Common Stock at the Fixed Conversion Price, subject to certain volume limitations.

Forced Conversion:	If the average closing price of the Common Stock for the last ten days of a month is greater than $2.32 and no default exists, the Company can require, with proper notice and subject to certain limitations, that Laurus convert all or a portion of the Term Loan to Common Stock at the Fixed Conversion Price, subject to certain volume limitations.

Optional Cash Prepayment:	The Company may prepay the Term Loan in full by paying Laurus 110% of the outstanding principal amount, along with any accrued but unpaid interest.

Contingent Interest:	The Company and Laurus will split the cash flow generated by the Company’s VNPP and Shared Savings projects after payment of principal and interest on the project related debt.

Financial Covenant:	If, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending September 30, 2006, the market price of the Company’s Common Stock is less than $1.22, then the Company shall be required to have a ratio of EBITDA to debt expense of not less than 1.1 to 1.0 as of the last day of such fiscal quarter.

Registration Requirement:	Pursuant to the Registration Rights Agreement, the Company is required to file a registration statement under the Securities Act covering the shares issuable upon conversion of the Term Note and the shares issuable under the warrants (described below) on or before December 22, 2005 and to cause that registration statement to become effective on or before February 20, 2006. Failure to do so will require the Company to pay Laurus liquidated damages of 1% of the original principal amount of the Term Loan for each 30 day period (prorated for partial periods) for which it is late.

Warrants:	As part of the transaction Laurus received a warrant to purchase two million shares of Common Stock at the Fixed Conversion Price. The warrants can be exercised at anytime prior to November 22, 2012.

Fees:	As part of the transaction Laurus received a fee of $180,000.
In connection with the financing, the Company agreed that its VNPP and Shared Savings projects will be held in special purpose subsidiaries, which are guarantors of the Term Loan. Pursuant to this requirement, the Company created two new subsidiaries, ELC VNPP SUB I, LLC and ELC VNPP SUB

II, LLC. The assets of the Chicago VNPP have been transferred to ELC VNPP SUB I, LLC, which has executed a Bill of Sale and Debt Guaranty Agreement with the Company. The assets of the Pacificorp VNPP will be transferred to ELC VNPP SUB II, LLC on similar terms.
The financing was exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation D of the Securities Act.
The description of the Term Loan is not intended to be complete and is qualified in its entirety by the complete text of the documents attached to this filing as exhibits, which are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation

As described under Item 1.10 above, on November 22, 2005 the Company entered into a Securities Purchase Agreement and certain other agreements with Laurus Master Fund, Ltd. under which the Company obtained a $5,000,000 convertible term loan.
Item 9.01 Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits

3.1	Certificate of Formation of ELC VNPP Sub I, LLC

3.2	Certificate of Formation of ELC VNPP Sub II, LLC

4.1	Common Stock Warrant

4.2	Registration Rights Agreement

10.1	Securities Purchase Agreement

10.2	Convertible Term Note

10.3	Master Security Agreement

10.4	Subsidiary Guaranty

10.5	Limited Liability Company Agreement of ELC VNPP Sub I, LLC

10.6	Limited Liability Company Agreement of ELC VNPP Sub II, LLC

10.7	Bill of Sale and Debt Guaranty Agreement

10.8	Stock Pledge Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ELECTRIC CITY CORP.

Dated:	February 8, 2006	By:	/s/ Jeffrey R. Mistarz

	Jeffrey R. Mistarz		Chief Financial Officer & Treasurer
(principal financial and accounting
officer)
INDEX TO EXHIBITS

Exhibit
Number	Description

3.1	Certificate of Formation of ELC VNPP Sub I, LLC

3.2	Certificate of Formation of ELC VNPP Sub II, LLC

4.1	Common Stock Warrant

4.2	Registration Rights Agreement

10.1	Securities Purchase Agreement

10.2	Convertible Term Note

10.3	Master Security Agreement

10.4	Subsidiary Guaranty

10.5	Limited Liability Company Agreement of ELC Sub I, LLC

10.6	Limited Liability Company Agreement of ELC Sub II, LLC

10.7	Bill of Sale and Debt Guaranty Agreement

10.8	Stock Pledge Agreement